Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00027	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT BIODEFENSE OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I
CODE 1410445 FACILITY CODE		10B. DATED (SEE ITEM 13) 06/15/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)(3)Bilateral mutual agreement of both parties
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return _________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to:

A. Revise Contractor's Key Personnel.
B. Change Contracting Officer from [**] to [**].
C. See attached following pages for details.
All other terms and conditions remain in full force and effect.
Period of Performance: 06/15/2012 to 06/30/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print).		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Mark Alley Vice President		MONICA WATSON	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Mark Alley — Electronically signed by: Mark Alley Reason: I approve this document Date: May 6, 2021 12:13 EDT	May 6, 2021	/s/ MONICA WATSON — Digitally signed by Monica Watson -S Date: 2021.05.05 09:40:53 -04'00'	

1

2 (Signature of person authorized to sign) (Signature of Contracting Officer) STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

3 Contract No. HHS0100201200004I Modification No.0027 A. This is Modification No.0027 to contract No.HHS0100201200004I for Innovation in Advanced Development and Manufacturing (CIADM) B. The purpose of this modification is to update the Contractor’s Key Personnel. Accordingly, the following changes are made to the contract: [**] C. Delete the current “Contractor Key Personnel” under Section H.15 KEY PERSONNEL in its entirety, and replace with the following Contractor Key Personnel table: Contractor Key Personnel Table Current Status Revision required [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] D. Remove [**] as Contracting Officer under section D.3. REPORT DELIVERABLES and replace with [**] as Contracting Officer. E. All other terms and conditions remain in full force and effect.